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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                     PROSPECTUS SUPPLEMENT -- MARCH 9, 2010

RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- PROSPECTUS (DEC. 30,
2009)                                                                S-6243-99 N
RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- PROSPECTUS (DEC. 30, 2009) S-6258-99 L

At a Joint Special Meeting of Shareholders scheduled to be held on April 16, 2010, shareholders who owned shares of RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund (the "Funds") on March 9, 2010 will vote on the approval of a new investment subadvisory agreement with Columbia Wanger Asset Management, L.P., the Funds' current subadviser.

For more information about the Funds, please call 1 (800) 221-2450 for a prospectus.

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S-6243-10 A (3/10)